UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders.

TRILLIUM P21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Trillium Mutual Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.trilliummutualfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (866) 209-1962.

For the Six Months Ended
December 31, 2019

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium P21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

Free cash flow represents cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large- cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of the economic trends in the manufacturing and service sectors. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors.

Standard deviation is a statistical measurement used to indicate the volatility of an investment. An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of each Fund’s future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium P21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Schedule of Investments	7

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	12

Sector Allocation	16

Schedule of Investments	17

Statements of Assets and Liabilities	20

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	30

Expense Examples	43

Approval of Investment Advisory Agreements	45

Additional Information	49

Privacy Notice	50

Trillium P21 Global Equity Fund

Dear Shareholders,

The Trillium ESG Global Equity Fund, formerly the Trillium P21 Global Equity Fund (the “Fund” or “Global Equity Fund”) outperformed the MSCI ACWI NTR (ACWI) over the past six months on a net-of-fees basis by 33 basis points. The Fund’s NAV increased 9.25% compared with an 8.92% return for the ACWI.  Longer-term, the Fund has generated positive alpha with lower volatility over the past 3, 5, 10 and 20-year periods.

Performance as of	6	1	3	5	10	Since	Inception
December 31, 2019	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	9.08%	28.20%	15.02%	9.97%	8.52%	6.29%	9/30/99
Institutional (PORIX)	9.25%	28.55%	15.33%	10.26%	8.82%	5.94%	3/30/07
MSCI ACWI NTR	8.92%	26.60%	12.44%	8.41%	8.79%	5.29%	9/30/99

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*

Class R	1.30%
Class I	1.02%

*	Gross expense ration is from the Global Equity Fund’s prospectus dated January 21, 2020. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

Security selection provided the majority of the positive contribution to performance returns during the previous six months, while currency was also additive to relative returns.

From a sector perspective, positive contribution was realized within seven of the eleven economic sectors.  Energy and Real Estate sectors were the biggest contributors, while the Financials and Information Technology sectors performance lagged.

Geographically, stock selection was also positive across all three major regions: North America, Western Europe and Asia Pacific.  While the Fund’s overweight to Western Europe was a modest headwind, the positive contributions from individual securities in the aggregate resulted in the region being the largest generator of outperformance.

Performance Leaders:

On a security level, smaller companies were some of the Fund’s best performers.  Darling Ingredients was up 41% as investors took notice of the company’s strong reported results and unique business model.  The company recycles inedible animal byproducts, used cooking oil, and bakery waste into food, animal feed, and biofuel.

Equity Group Holdings, a major Kenyan bank, also had a good half year, up 39%.  The company posted strong results helped by the government’s repeal of a lending rate cap.  A specific focus of the bank is the promotion of agriculture across East Africa in order to reduce the risk of food insecurity.  Through various partnerships with farmers and other stakeholders, Equity Group Holdings has worked with close to 500,000 smallholder farmers, lifting them from subsistence to commercial farming through financial assistance.

Performance Laggards:

Detractors for the last six months included Zhuzhou CRRC Times Electric which saw shares decline 31%.  The Chinese maker of railroad components and systems suffered from weak train orders but we conclude that business should improve given the Chinese government’s stated support for mass transit moving forward.

Hexcel also had a tough half year, down 9%, as missteps at Boeing, a large customer, and a perceived slowdown in the wind turbine market gave investors pause.  We see a bright future for the company, whose focus on lightweight, high performance composites, including carbon fibers, are used to increase energy efficiency in a wide variety of end applications such as commercial aircraft and turbine blades.

New Positions:

Additions to the Fund included water technology leader Xylem.  The company’s products and services move, treat, analyze, monitor, and return water to the environment in public utility, industrial, residential, and commercial building services settings. Xylem also provides a leading portfolio of smart metering, network technologies, and advanced infrastructure analytics solutions for water, electric, and gas utilities.

Also purchased was Dassault Systemes, a French software provider.  The company’s products enable simulation, modeling and feedback throughout an entire product life cycle.  Dassault’s software can provide environmental advantages allowing customers to digitally compare the environmental impact of different product configurations.

Markets:

2019 was a successful year for equity markets globally, with most exchanges up between 20-30%. In fact, the entire decade showed strong stock performance with the S&P 500 leading with an annual return of 14%. At present, the U.S.

finds itself in the midst of the longest economic expansion in history and at the end of its first decade ever without a recession.  Negative interest rates, inverted yield curves, trade wars, among other concerns, did not seem to depress equity markets for long.

For the decade just ended, while good returns were mostly the rule amongst economic sectors, the Energy sector was a notable laggard, trailing the S&P 500® by 250% for the decade.

As mentioned above, it was a good decade for equity investors but it is important to remember unprecedented central bank quantitative easing, low interest rates and resultant high debt have affected returns.  In our view, heading into the 2020s, markets at present contain a certain amount of complacency.  This is inevitable given that almost all risk assets have risen in concert without much sustained volatility over the last decade.  It bears repeating that just because risks have not manifested recently does not mean they do not still exist.

Advocacy:

In the last six months of 2019, the advisor filed 34 shareholder proposals and engaged many more companies in dialogues on a wide variety of environmental, social, and governance topics at portfolio companies. We are pleased that we have been able to successfully withdraw five of the proposals following mutually agreeable commitments and disclosures from those five companies. Recognizing that even top Environmental, Social, and Governance (ESG) performers have room for improvement, we continue to engage as many companies every year as we are able, to help them strengthen their ESG performance, policies, and practices, and to have a positive impact on our communities and our environment.

Sincerely,

Jim Madden	Matthew Patsky	Patrick Wollenberg
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium P21 Global Equity Fund

COUNTRY ALLOCATION at December 31, 2019 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$11,461,285	1.9%
Belgium	4,297,514	0.7%
Brazil	6,299,715	1.0%
Canada	14,268,422	2.4%
China	5,905,446	1.0%
Colombia	3,160,108	0.5%
Denmark	13,116,020	2.2%
France	34,486,308	5.7%
Germany	19,223,975	3.2%
Hong Kong	14,476,200	2.4%
India	6,590,480	1.1%
Indonesia	3,956,574	0.7%
Ireland	24,094,384	4.0%
Japan	34,793,093	5.7%
Kenya	3,695,116	0.6%
Netherlands	13,268,163	2.2%
New Zealand	4,489,801	0.7%
Norway	5,052,484	0.8%
Portugal	3,460,667	0.6%
South Africa	2,580,016	0.4%
Spain	11,115,642	1.8%
Sweden	14,111,024	2.3%
Switzerland	20,645,841	3.4%
Taiwan	8,598,800	1.4%
United Kingdom	22,489,333	3.7%
United States	303,225,894	50.0%
Liabilities in Excess of Other Assets	(2,198,796)	(0.4)%
Total	$606,663,509	100.0%

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited)

Shares		Value
COMMON STOCKS: 97.0%

Automobiles & Components: 1.8%
45,000	Aptiv PLC
	(Ireland)	$4,273,650
640,000	BYD Co. Ltd.
	(China)	3,191,882
28,000	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	3,445,671
		10,911,203
Banks: 8.5%
288,160	Amalgamated
	Bank – Class A
	(United States)	5,604,712
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,956,574
270,000	DNB ASA (Norway)	5,052,484
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	3,695,116
175,000	Hang Seng Bank
	Ltd. (Hong Kong)	3,617,246
104,000	HDFC Bank Ltd. –
	ADR (India)	6,590,480
57,000	KBC Group NV
	(Belgium)	4,297,514
37,000	PNC Financial
	Services Group, Inc.
	(United States)	5,906,310
110,000	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	4,348,406
19,600	SVB Financial Group
	(United States) (a)	4,920,384
59,000	The Toronto
	Dominion Bank
	(Canada) (a)	3,309,052
		51,298,278
Capital Goods: 10.3%
150,000	Assa Abloy AB –
	Class B (Sweden)	3,506,319
110,000	Atlas Copco AB –
	Class A (Sweden)	4,390,724
63,000	Daifuku Co
	Ltd. (Japan)	3,807,397
200,000	Epiroc AB – Class A
	(Sweden)	2,445,852
47,000	Ferguson PLC
	(Switzerland)	4,277,351
6,700	Geberit AG
	(Switzerland)	3,760,586
47,000	Hexcel Corp.
	(United States)	3,445,570
35,000	Ingersoll-Rand
	PLC (Ireland)	4,652,200
60,000	Kingspan Group
	PLC (Ireland)	3,664,610
75,000	Koninklijke Philips
	NV (Netherlands)	3,666,295
35,900	Nidec Corp. (Japan)	4,903,358
100,000	Quanta Services, Inc.
	(United States)	4,071,000
21,000	Rockwell
	Automation, Inc.
	(United States)	4,256,070
41,000	Siemens AG
	(Germany)	5,354,278
45,000	Xylem, Inc.
	(United States)	3,545,550
750,000	Zhuzhou CRRC
	Times Electric Co.
	Ltd. (China)	2,713,564
		62,460,724
Commercial & Professional Services: 3.0%
3,425,925	China Everbright
	International Ltd.
	(Hong Kong)	2,747,246
72,000	Herman Miller,
	Inc. (United States)	2,998,800
170,000	Recruit Holdings
	Co. Ltd. (Japan)	6,367,410
51,000	Waste Management,
	Inc. (United States)	5,811,960
		17,925,416
Consumer Durables & Apparel: 3.3%
25,371	EssilorLuxottica SA
	(France)	3,854,637

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
Consumer Durables & Apparel (Continued)
7,500	Kering SA (France)	$4,941,886
225,000	Levi Strauss & Co. –
	Class A (United
	States) (b)	4,340,250
70,000	Nike, Inc. – Class B
	(United States)	7,091,700
		20,228,473
Consumer Services: 1.9%
23,000	Bright Horizons
	Family Solutions, Inc.
	(United States) (a)	3,456,670
135,000	Compass Group PLC
	(United Kingdom)	3,383,362
29,000	Marriott International,
	Inc. – Class A
	(United States)	4,391,470
		11,231,502
Diversified Financials: 4.2%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,529,700
575,000	FirstRand Ltd.
	(South Africa)	2,580,016
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	3,539,800
76,300	Intercontinental
	Exchange, Inc.
	(United States)	7,061,565
30,000	MSCI, Inc.
	(United States)	7,745,400
		25,456,481
Food & Staples Retailing: 1.4%
210,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	3,460,667
209,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	5,240,154
		8,700,821
Food, Beverage & Tobacco: 3.2%
41,000	Danone SA
	(France)	3,404,900
175,000	Darling Ingredients,
	Inc. (United
	States) (a)	4,914,000
45,000	Kerry Group PLC –
	Class A (Ireland)	5,607,964
31,000	McCormick & Co.,
	Inc. (United States)	5,261,630
		19,188,494
Health Care Equipment & Services: 5.6%
28,000	Cochlear Ltd.
	(Australia)	4,412,969
31,000	Coloplast A/S –
	Class B (Denmark)	3,845,893
90,000	CVS Health Corp.
	(United States)	6,686,100
25,000	Edwards Lifesciences
	Corp. (United
	States) (a)	5,832,250
300,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	4,489,801
60,000	Henry Schein, Inc.
	(United States) (a)	4,003,200
67,000	Sysmex Corp.
	(Japan)	4,561,691
		33,831,904
Household & Personal Products: 2.8%
117,000	Essity AB – Class B
	(Sweden)	3,768,129
40,000	Kao Corp. (Japan)	3,299,004
18,000	L’Oreal SA
	(France) (a)(d)	5,322,758
76,000	Unilever NV –
	Dutch Cert
	(Netherlands)	4,361,714
		16,751,605
Insurance: 2.9%
420,000	AIA Group Ltd.
	(Hong Kong)	4,417,546
18,000	Allianz SE
	(Germany)	4,410,519

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
Insurance (Continued)
690,000	Aviva PLC
	(United Kingdom)	$3,829,904
35,000	The Travelers
	Companies, Inc.
	(United States)	4,793,250
		17,451,219
Materials: 5.3%
44,000	Air Liquide SA
	(France)	6,237,946
95,000	Ball Corp.
	(United States)	6,143,650
55,935	Croda International
	PLC (United
	Kingdom)	3,799,613
38,000	Ecolab, Inc.
	(United States)	7,333,620
72,100	Johnson Matthey
	PLC (United
	Kingdom)	2,866,815
550,000	Klabin SA (Brazil)	2,525,340
71,000	Novozymes A/S –
	Class B (Denmark)	3,475,244
		32,382,228
Media & Entertainment: 2.8%
10,000	Alphabet, Inc. –
	Class A (United
	States) (a)	13,393,900
150,000	RELX PLC
	(United Kingdom)	3,786,527
		17,180,427
Pharmaceuticals, Biotechnology &
Life Sciences: 7.2%
23,600	CSL Ltd. (Australia)	4,575,613
87,000	Gilead Sciences, Inc.
	(United States)	5,653,260
13,000	Illumina, Inc.
	(United States) (a)	4,312,620
78,500	Merck & Co., Inc.
	(United States)	7,139,575
30,000	Merck KGaA
	(Germany)	3,536,828
100,000	Novo-Nordisk A/S –
	Class B (Denmark)	5,794,884
25,300	Roche Holdings AG
	(Switzerland)	8,222,571
20,300	Waters Corp.
	(United States) (a)	4,743,095
		43,978,446
Real Estate: 3.2%
570,000	British Land Co.
	PLC – REIT
	(United Kingdom)	4,823,112
120,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	3,714,823
29,000	Jones Lang LaSalle,
	Inc. (United States)	5,048,610
200,000	Lendlease Group
	(Australia)	2,472,703
20,000	Unibail-Rodamco-
	Westfield – REIT
	(France)	3,155,356
		19,214,604
Retailing: 3.8%
125,000	Industria de Diseno
	Textil SA (Spain)	4,417,583
50,000	Target Corp.
	(United States)	6,410,500
135,000	The TJX Companies,
	Inc. (United States)	8,243,100
44,000	Tractor Supply Co.
	(United States)	4,111,360
		23,182,543
Semiconductors & Semiconductor
Equipment: 3.9%
75,000	Applied Materials,
	Inc. (United States)	4,578,000
25,000	NVIDIA Corp.
	(United States)	5,882,500
148,000	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	8,598,800
38,000	Texas Instruments,
	Inc. (United States)	4,875,020
		23,934,320

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
Software & Services: 10.4%
28,000	Accenture PLC –
	Class A (Ireland)	$5,895,960
24,000	Adobe Systems, Inc.
	(United States) (a)	7,915,440
44,300	Amadeus IT Holding
	SA (Spain)	3,628,043
25,000	Dassault Systemes
	SE (France)	4,123,154
21,000	Intuit, Inc.
	(United States)	5,500,530
99,000	Microsoft Corp.
	(United States)	15,612,300
60,000	PayPal Holdings, Inc.
	(United States) (a)	6,490,200
44,000	SAP SE (Germany)	5,922,350
43,800	Visa, Inc. – Class A
	(United States)	8,230,020
		63,317,997
Technology Hardware & Equipment: 3.9%
44,000	Apple, Inc.
	(United States)	12,920,600
133,000	Cisco Systems, Inc.
	(United States)	6,378,680
30,000	IPG Photonics Corp.
	(United States) (a)	4,347,600
		23,646,880
Telecommunication Services: 2.0%
110,000	BCE, Inc. (Canada)	5,096,146
117,000	Verizon
	Communications,
	Inc. (United States)	7,183,800
		12,279,946
Transportation: 3.1%
23,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,863,224
42,000	East Japan Railway
	Co. (Japan)	3,791,004
26,000	Kuehne + Nagel
	International AG
	(Switzerland)	4,385,333
40,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	4,682,400
		18,721,961
Utilities: 2.5%
42,000	American Water
	Works Co., Inc.
	(United States)	5,159,700
260,000	EDP Renovaveis
	SA (Spain)	3,070,016
9,500,000	Huaneng Renewables
	Corp. Ltd.
	(Hong Kong)	3,694,162
530,000	Interconexion
	Electrica SA ESP
	(Colombia)	3,160,108
		15,083,986
TOTAL COMMON STOCKS
(Cost $368,185,320)		588,359,458

PREFERRED STOCKS: 0.6%

Banks: 0.6%
412,500	Itau Unibanco
	Holding SA – ADR
	(Brazil)	3,774,375
TOTAL PREFERRED STOCKS
(Cost $1,929,175)		3,774,375

SHORT-TERM INVESTMENTS: 2.2%

Money Market Funds: 2.2%
13,142,422	Invesco –
	Government &
	Agency Portfolio –
	Institutional Class,
	1.509%
	(United States) (c)	13,142,422
TOTAL SHORT-TERM
INVESTMENTS
(Cost $13,142,422)		13,142,422

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING: 0.6%
3,586,050	First American
	Government
	Obligations Fund,
	Class Z, 1.473%
	(United States) (c)	$3,586,050
TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost 3,586,050)		3,586,050
TOTAL INVESTMENTS
IN SECURITIES: 100.4%
(Cost $386,842,967)		608,862,305
Liabilities in Excess
of Other Assets: (0.4)%		(2,198,796)
TOTAL NET ASSETS: 100.0%		$606,663,509

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at December 31, 2019. As of December 31, 2019 the total value of loaned securities was $3,547,431 or 0.6% of net assets.
(c)	Annualized seven-day effective yield as of December 31, 2019.
(d)	All or a portion of this security is considered illiquid. As of December 31, 2019, the value of illiquid securities was $5,322,758 or 0.9% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareholders,

The Trillium ESG Small/Mid Cap Fund, formerly the Trillium Small/Mid Cap Fund (the “Fund” or “SMID Fund”) gained 5.53% in the last six months of calendar 2019 on a net-of-fees basis vs. its benchmark, S&P 1000® Index, which reported appreciation of 7.28%. Exiting 2019, investors seemed to digest decreasing trade tensions and the Federal Reserve System’s (the “Fed”) actions to lower interest rates by once again embracing larger and growth-oriented stocks, which outperformed smaller and value stocks.  While Q3 saw investors favoring safe haven such as Real Estate and Utilities, (which are often considered defensive bond proxies),more cyclical sectors such as Industrials started to come into favor as we progressed through Q4. While autumn began with investors worried about recession, the year ended with the market at new highs and prognostications of smooth sailing.

Performance as of	6	1	3	Since Inception
December 31, 2019	Months	Year	Year	August 31, 2015
Institutional (TSMDX)	5.53%	25.06%	8.96%	8.40%
S&P 1000® Index	7.28%	25.14%	8.99%	11.10%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Expense Ratio*
Gross	1.33%
Net	0.98%

*
Gross expense ratio is from the SMID Fund’s prospectus dated January 21, 2019. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios. The Adviser has contractually agreed to waive certain fees through October 31, 2021. The net expense ratio is applicable to investors.

Relative to the S&P 1000®, the contribution from sector weighting was positive.  The majority of the benefit was from our continued underweight in Energy – which was the only sector that declined (-15%) in the back half of the year.  We also saw benefit from our continued overweight in Technology, but this was offset somewhat by the negative effect of our underweight to Real Estate, which remained ahead of the benchmark despite lagging in the fourth quarter.  Overall, we saw negative impact from stock selection in the back half of 2019.  The weakest selection was in Information Technology and Industrials. On the positive side, we saw the best stock selection in Health Care.

For more than a year, we have been positioned for more moderate economic growth. This position is based on the lagged effects of the gradual global tightening of monetary policy in place from late 2015 to mid-2019.  We were anticipating that this would begin to slow economic growth worldwide, and, indeed, U.S. GDP growth slowed from 3.2% year-over-year in the second quarter of 2018 to an expected 2.2% in the fourth quarter of 2019.  Recently, global cyclical indicators, such as the global purchasing manager’s index, have been stabilizing, along with the U.S. Federal Reserve’s more accommodative approach toward monetary policy. During the fourth quarter we began to take steps to slightly increase the cyclicality of the portfolio, without sacrificing either fundamental or ESG quality, as we believe that we will begin to see both corporate earnings and developed economies’ economic growth accelerating in 2020.  Nonetheless, we remain watchful over the seeming lack of sustainable growth drivers and the feeling that we are at or approaching a business cycle peak.  Therefore, we are still close to our benchmark, and intend to stay that way until we see clearer signs of faster earnings growth.

Performance Leaders:

Cambrex (+27%), a manufacturer of active pharmaceutical ingredients and one of our top holdings, announced it was being acquired by a private equity firm.  As it was a cash deal with little hope of a rival bidder, the stock quickly appreciated to the takeout price, so we chose to exit the position.

Lamb Weston (+37%), a leading global supplier of potato products to foodservice and retail, as it continued to rally back as concerns about pricing pressure related to growth in industry-wide manufacturing capacity was mitigated by continued strong revenues and margins.

Performance Laggards:

Middleby (-19%), was a laggard given its focus on food preparation equipment was not view favorably as investors were turning to more cyclically sensitive machinery names.  The Company is continuing to see a healthy pipeline of projects and is focused on integrating recent acquisitions that should allow for cost savings and margin expansion.

Zendesk (-14%), a cloud-based software name, saw weakness in the Asian-Pacific region for the first time in many quarters due to execution issues and a lengthening of sales cycle for bigger deals.  We view this as a small bump in the road of what still remains a strong growth story.

New Positions:

In the back half of 2019 we began tilting the portfolio more cyclically as global economic indicators have been stabilizing.  For example, we trimmed reinsurer Reinsurance Group of America and added to more economically – sensitive regional bank Silicon Valley Bank.  We also sold out of gas utility Atmos Energy, to bring our Utilities weight more in-line with the benchmark and added to Industrials names, Lincoln Electric (welding supplies) and Xylem (water infrastructure and technology).

In addition, we added a handful of new positions to the portfolio.  This includes CoreSite Realty, a data center REIT with a strong commitment to renewable energy; LPL Financial, the largest independent broker-dealer in the United States; and Cree Inc., a semiconductor company specializing in silicon carbide (SiC) wafers.  SiC wafers are utilized to make components for electric vehicles, solar inverters, and power modules used in industrial applications. A stable pricing environment, given midterm supply constraints, combined with strong demand for SiC wafers and components, is expected to propel market growth upwards of 30% into 2025.  As a leading supplier with deep technological advantages from years of accumulated production knowledge, we conclude Cree Inc. is well positioned to benefit from this long-tailed secular trend.  Coresite Realty and its peers are benefiting from technological advancements (e.g. Big Data, shift to the cloud, and Artificial Intelligence) that involve increased data collection, storage and analysis, as well as corporations hybrid IT strategies whereby they are co-locating servers to third party data centers.  While Coresite is a smaller player in the field, it is considered a solid owner/operator, has properties with access to 75% of U.S. businesses, and offers global connectivity via partnerships. The above attributes should allow Coresite to deliver Fund from Operations (FFO) and dividend growth above the REIT industry average. It also helped narrow our underweight in REITs, as we felt exposed given the declining interest rates. Last, LPL Financial has over $700B in total brokerage and advisory assets across over 16,500 independent financial advisors. The Company’s unique business model of providing technology, support and unbiased content and services is a competitive advantage in our view, with an exclusive focus on empowering their advisors to provide the highest level of service for end clients.

In addition, we exited long time holding, lululemon, as continued growth in its market capitalization rendered the stock no longer appropriate for our Small/Mid Cap (SMID) strategy.  We also removed a few smaller positions where we didn’t have sufficient conviction to remain holders (Superior Energy, Acuity Brands).

Advocacy:

In the last six months of 2019, the advisor filed 34 shareholder proposals and engaged many more companies in dialogues on a wide variety of environmental, social, and governance topics at portfolio companies. We are pleased that we have been able to successfully withdraw five of the proposals following mutually agreeable commitments and disclosures from those five companies. Recognizing that even top ESG performers have room for improvement, we continue to engage as many companies every year as we are able, to help them strengthen their ESG performance, policies, and practices, and to have a positive impact on our communities and our environment.

Sincerely,

Laura McGonagle	Elizabeth Levy	Mitali Prasad
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2019 (Unaudited)

	Percent of Net Assets

Industrials	16.5%
Information Technology	16.2%
Financials	16.0%
Consumer Discretionary	13.3%
Health Care	10.7%
Real Estate	8.8%
Materials	5.2%
Utilities	4.5%
Consumer Staples	4.5%
Communication Services	2.5%
Energy	0.6%
Cash & Equivalents (a)	1.2	%(b)
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.
(b)	Does not round to 0.1% or (0.1)%, as applicable.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited)

Shares		Value
COMMON STOCKS: 98.8%

Automobiles & Components: 1.3%
6,454	BorgWarner, Inc.	$279,975

Banks: 7.5%
6,561	East West
	Bancorp, Inc.	319,521
2,006	First Republic Bank	235,605
1,211	SVB Financial
	Group (a)	304,009
20,121	Umpqua
	Holdings Corp.	356,141
6,519	Webster
	Financial Corp.	347,854
		1,563,130
Capital Goods: 10.9%
4,193	AO Smith Corp.	199,755
6,630	Hexcel Corp.	486,045
3,152	Lincoln Electric
	Holdings, Inc.	304,893
2,977	Middleby Corp. (a)	326,041
6,459	Quanta Services, Inc.	262,946
4,459	Wabtec Corp.	346,909
4,307	Xylem, Inc.	339,349
		2,265,938
Commercial & Professional Services: 3.6%
10,738	Interface, Inc.	178,143
2,038	ManpowerGroup, Inc.	197,890
4,422	Tetra Tech, Inc.	381,000
		757,033
Consumer Durables & Apparel: 4.9%
2,108	Carter’s, Inc.	230,489
1,937	Deckers Outdoor
	Corp. (a)	327,081
16,463	Hanesbrands, Inc.	244,476
11,543	Newell Brands, Inc.	221,856
		1,023,902
Consumer Services: 1.8%
3,300	Dave & Buster’s
	Entertainment, Inc.	132,561
6,395	Weight Watchers
	International, Inc. (a)	244,353
		376,914
Diversified Financials: 3.2%
2,637	LPL Financial
	Holdings, Inc.	243,264
874	MSCI, Inc.	225,649
3,162	Stifel Financial Corp.	191,775
		660,688
Energy: 0.6%
3,329	Core Laboratories NV	125,403

Food & Staples Retailing: 1.3%
9,308	BJ’s Wholesale Club
	Holdings, Inc. (a)	211,664
8,049	United Natural
	Foods, Inc. (a)	70,509
		282,173
Food, Beverage & Tobacco: 2.0%
4,758	Lamb Weston
	Holdings, Inc.	409,331

Health Care Equipment & Services: 8.8%
8,065	Hologic, Inc. (a)	421,074
3,910	LHC Group, Inc. (a)	538,642
5,440	Omnicell, Inc. (a)	444,557
2,875	West Pharmaceutical
	Services, Inc.	432,198
		1,836,471
Household & Personal Products: 1.2%
3,404	Church & Dwight
	Co., Inc.	239,437

Insurance: 5.3%
3,579	Hanover Insurance
	Group, Inc.	489,142
4,273	Horace Mann
	Educators Corp.	186,559
2,390	Lincoln National Corp.	141,034
1,716	Reinsurance Group
	America, Inc.	279,811
		1,096,546
Materials: 5.2%
3,303	Ingevity Corp. (a)	288,616
2,390	International Flavors
	& Fragrances, Inc.	308,358
4,806	Minerals
	Technologies, Inc.	276,970

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
Materials (Continued)
3,303	Sonoco Products Co.	$203,861
		1,077,805
Media & Entertainment: 2.5%
9,010	IMAX Corp. (a)	184,074
10,597	New York Times
	Co. – Class A	340,906
		524,980
Pharmaceuticals, Biotechnology
& Life Sciences: 1.9%
1,014	Ligand
	Pharmaceuticals,
	Inc. (a)	105,750
4,886	Syneos Health,
	Inc. (a)	290,595
		396,345
Real Estate: 8.8%
10,599	Acadia Realty
	Trust – REIT	274,832
9,532	Brandywine Realty
	Trust – REIT	150,129
2,859	Camden Property
	Trust – REIT	303,341
1,718	CoreSite Realty Corp.	192,622
1,557	EastGroup Properties,
	Inc. – REIT	206,567
9,020	Host Hotels &
	Resorts, Inc. – REIT	167,321
1,702	Jones Lang
	LaSalle, Inc.	296,301
5,542	LTC Properties,
	Inc. – REIT	248,115
		1,839,228
Retailing: 5.3%
1,179	Burlington
	Stores, Inc. (a)	268,847
9,703	LKQ Corp. (a)	346,397
16,653	Tailored Brands, Inc.	68,943
4,573	Tractor Supply Co.	427,302
		1,111,489
Semiconductors & Semiconductor
Equipment: 4.6%
5,303	Cree, Inc. (a)	244,733
8,327	Cypress
	Semiconductor
	Corp.	194,269
5,185	First Solar, Inc. (a)	290,153
3,622	Maxim Integrated
	Products, Inc.	222,789
		951,944
Software & Services: 8.1%
765	ANSYS, Inc. (a)	196,919
3,862	Blackbaud, Inc.	307,415
3,505	LogMeIn, Inc.	300,519
998	Palo Alto
	Networks, Inc. (a)	230,788
934	Paycom Software,
	Inc. (a)	247,286
5,164	Zendesk, Inc. (a)	395,717
		1,678,644
Technology Hardware & Equipment: 3.5%
1,845	IPG Photonics
	Corp. (a)	267,377
1,174	Rogers Corp. (a)	146,433
7,462	Trimble, Inc. (a)	311,091
		724,901
Transportation: 2.0%
3,627	JB Hunt Transport
	Services, Inc.	423,561

Utilities: 4.5%
4,705	Aqua America, Inc.	220,853
5,510	Avista Corp.	264,976
1,974	ONE Gas, Inc.	184,707
3,547	Ormat
	Technologies, Inc.	264,322
		934,858
TOTAL COMMON STOCKS
(Cost $18,843,176)		20,580,696

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Unaudited), Continued

Shares		Value
SHORT-TERM INVESTMENTS: 1.0%

Money Market Funds: 1.0%
205,870	Invesco-Government
	& Agency Portfolio –
	Institutional Class,
	1.509% (b)	$205,870
TOTAL SHORT-TERM INVESTMENTS
(Cost $205,870)		205,870
TOTAL INVESTMENTS IN
SECURITIES: 99.8%
(Cost $19,049,046)		20,786,566
Other Assets in Excess
of Liabilities: 0.2%		51,295
TOTAL NET ASSETS: 100.0%		$20,837,861

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of December 31, 2019.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2019 (Unaudited)

	Trillium		Trillium
	P21 Global		Small/Mid
	Equity Fund		Cap Fund
ASSETS
Investments in securities, at value
(cost $386,842,967 and $19,049,046)	$608,862,305	(a)	$20,786,566
Cash	18,550		—
Foreign currency, at value
(cost $2,479 and $—)	2,479		—
Receivables:
Dividends and interest	1,576,667		20,023
Fund shares sold	692,311		60,329
Securities lending income, net	193		—
Due from adviser, net	—		145
Prepaid expenses	20,765		19,196
Total assets	611,173,270		20,886,259

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	3,586,050		—
Fund shares redeemed	276,741		680
Investment advisory fees, net	409,200		—
Administration fees	71,038		11,435
Custody fees	31,166		1,782
Fund accounting fees	34,667		8,403
Audit fees	12,468		11,110
Distribution fees	29,478		—
Transfer agent fees	31,830		7,488
Chief Compliance Officer fees	2,862		2,570
Trustees fees	5,786		3,530
Other accrued expenses	18,475		1,400
Total liabilities	4,509,761		48,398
NET ASSETS	$606,663,509		$20,837,861

COMPONENTS OF NET ASSETS
Paid-in capital	$383,629,106		$18,817,008
Total distributable earnings	223,034,403		2,020,853
Total net assets	$606,663,509		$20,837,861

(a)  Includes loaned securities with a value of $3,547,431.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2019 (Unaudited), Continued

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund(b)
Retail Class:
Net assets	$243,927,198	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	5,105,780	—
Net asset value, offering price,
and redemption price per share	$47.77	$—
Institutional Class:
Net assets	$362,736,311	$20,837,861
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	7,636,701	1,658,977
Net asset value, offering price,
and redemption price per share	$47.50	$12.56

(b)  Retail Class shares are not offered as of December 31, 2019.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2019 (Unaudited)

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $224,104 and $551)	$3,998,475	$136,339
Interest	126,189	2,233
Income from securities lending, net	1,244	—
Total investment income	4,125,908	138,572

EXPENSES
Investment advisory fees	2,426,009	75,874
Distribution fees – Retail Class	236,548	—
Administration fees	148,034	22,814
Transfer agent fees	63,763	15,301
Custody fees	89,830	3,364
Fund accounting fees	64,935	16,814
Sub-transfer agent fees	59,137	—
Registration fees	20,998	5,129
Miscellaneous expenses	18,637	4,162
Reports to shareholders	21,033	1,796
Audit fees	12,468	11,110
Trustees fees	11,412	7,025
Chief Compliance Officer fees	5,404	5,112
Legal fees	3,178	3,232
Insurance expenses	1,329	1,315
Total expenses	3,182,715	173,048
Less: fees waived	—	(73,906)
Net expenses	3,182,715	99,142
Net investment income	943,193	39,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments
and foreign currency transactions	7,638,409	400,390
Net change in unrealized
appreciation/depreciation on:
Investments	42,297,498	638,919
Translation of other assets and
liabilities in foreign currency	(4,003)	—
Net realized and unrealized gain on investments
and foreign currency transactions	49,931,904	1,039,309
Net increase in net assets
resulting from operations	$50,875,097	$1,078,739

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$943,193	$3,678,321
Net realized gain on investments and
foreign currency transactions	7,638,409	12,799,538
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	42,293,495	27,718,198
Net increase in net assets
resulting from operations	50,875,097	44,196,057

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(5,575,738)	(9,303,968)
Net distributions to shareholders –
Institutional Class	(9,240,034)	(11,405,485)
Total distributions to shareholders	(14,815,772)	(20,709,453)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares – Retail Class[1]	(10,316,930)	(12,619,026)
Net increase in net assets derived from
net change in outstanding shares –
Institutional Class[2]	21,663,529	44,149,254
Total increase in net assets
from capital share transactions	11,346,599	31,530,228
Total increase in net assets	47,405,924	55,016,832

NET ASSETS
Beginning of period/year	559,257,585	504,240,753
End of period/year	$606,663,509	$559,257,585

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2019		Year Ended
	(Unaudited)		June 30, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	230,856	$10,561,059	569,968	$24,213,665
Shares issued in
reinvestment
of distributions	113,133	5,386,241	240,296	8,871,737
Shares redeemed	(579,464)	(26,264,230)	(1,077,760)	(45,704,428)
Net decrease	(235,475)	$(10,316,930)	(267,496)	$(12,619,026)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2019		Year Ended
	(Unaudited)		June 30, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	982,914	$44,460,682	2,150,378	$90,539,225
Shares issued in
reinvestment
of distributions	160,865	7,613,733	258,309	9,482,514
Shares redeemed	(677,870)	(30,410,886)	(1,320,870)	(55,872,485)
Net increase	465,909	$21,663,529	1,087,817	$44,149,254

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$39,430	$73,922
Net realized gain on investments	400,390	962,195
Net change in unrealized
appreciation/depreciation on investments	638,919	(949,355)
Net increase in net assets
resulting from operations	1,078,739	86,762

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(813,068)	(777,496)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class[1]	659,014	3,562,002
Total increase in net assets
from capital share transactions	659,014	3,562,002
Total increase in net assets	924,685	2,871,268

NET ASSETS
Beginning of period/year	19,913,176	17,041,908
End of period/year	$20,837,861	$19,913,176

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2019		Year Ended
	(Unaudited)		June 30, 2019
	Shares	Amount	Shares	Amount
Shares sold	168,032	$2,119,617	538,982	$6,498,666
Shares issued in
reinvestment
of distributions	60,662	764,344	70,388	708,104
Shares redeemed[2]	(180,711)	(2,224,947)	(311,919)	(3,644,768)
Net increase	47,983	$659,014	297,451	$3,562,002

[2]	Net of redemption fees of $447 and $822, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

 Retail Class
	Six Months
	Ended
	December 31,
	2019	Year Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value,
beginning of period/year	$44.81	$43.21	$39.44	$35.06	$37.11	$41.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.04	0.23	0.30	0.27	0.22	0.18
Net realized and unrealized
gain (loss) on investments	4.03	3.09	4.52	5.71	(0.23)	(0.33)
Total from investment
operations	4.07	3.32	4.82	5.98	(0.01)	(0.15)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.24)	(0.25)	(0.17)	(0.27)	(0.16)	(0.31)
Distributions from
net realized gain	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)
Total distributions	(1.11)	(1.72)	(1.05)	(1.60)	(2.04)	(4.50)
Net asset value,
end of period/year	$47.77	$44.81	$43.21	$39.44	$35.06	$37.11
Total return	9.08%[2]	8.52%	12.28%	17.73%	0.11%	(0.14)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$243.9	$239.3	$242.4	$235.9	$256.1	$275.3
Portfolio turnover rate[3]	4%[2]	16%	12%	19%	23%	36%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	1.26%[3]	1.33%	1.34%	1.33%	1.33%	1.40%
Ratio of net investment income
to average net assets	0.19%[3]	0.55%	0.70%	0.73%	0.63%	0.46%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

 Institutional Class
	Six Months
	Ended
	December 31,
	2019	Year Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value,
end of period/year	$44.61	$43.05	$39.34	$34.97	$37.05	$41.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.10	0.37	0.43	0.36	0.32	0.29
Net realized and unrealized
gain (loss) on investments	4.02	3.03	4.50	5.70	(0.25)	(0.33)
Total from investment
operations	4.12	3.40	4.93	6.06	0.07	(0.04)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.36)	(0.37)	(0.34)	(0.36)	(0.27)	(0.49)
Distributions from
net realized gain	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)
Total distributions	(1.23)	(1.84)	(1.22)	(1.69)	(2.15)	(4.68)
Net asset value,
end of period/year	$47.50	$44.61	$43.05	$39.34	$34.97	$37.05
Total return	9.25%[2]	8.81%	12.59%	18.04%	0.34%	0.15%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$362.7	$319.9	$261.9	$224.5	$172.7	$164.8
Portfolio turnover rate[3]	4%[2]	16%	12%	19%	23%	36%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	1.01%[3]	1.05%	1.07%	1.08%	1.08%	1.10%
Ratio of net investment income
to average net assets	0.43%[3]	0.87%	1.00%	0.97%	0.91%	0.73%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

 Institutional Class
	Six Months
	Ended
	December 31,				Period Ended
	2019	Year Ended June 30,			June 30,
	(Unaudited)	2019	2018	2017	2016[1]
Net asset value,
end of period/year	$12.36	$12.97	$11.46	$9.74	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.04	0.05	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	0.66	(0.13)	1.73	1.89	(0.27)
Total from investment operations	0.70	(0.08)	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.05)	(0.02)	—	(0.01)	—
Distributions from
net realized gain	(0.45)	(0.51)	(0.22)	(0.16)	—
Total distributions	(0.50)	(0.53)	(0.22)	(0.17)	—
Proceeds from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value,
end of period/year	$12.56	$12.36	$12.97	$11.46	$9.74
Total return	5.53%[4]	0.32%	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$20.8	$19.9	$17.0	$8.4	$3.5
Portfolio turnover rate	13%[4]	27%	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.71%[5]	1.85%	2.19%	4.53%	11.08%[5]
After fees waived/recouped
and expenses absorbed	0.98%[5]	0.98%	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.36%[5]	(0.47)%	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	0.63%[5]	0.40%	0.00%[6]	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.
[6]	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Trillium P21 Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium Small/Mid Cap Fund (the “Fund” or “SMID Fund”) (see Note 2. J.) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class),  and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Global Equity Fund is to seek long-term capital growth by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.  GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular  to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination  of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$4,273,650	$6,637,553	$—	$10,911,203
Banks	30,026,054	21,272,224	—	51,298,278
Capital Goods	23,635,000	38,825,724	—	62,460,724
Commercial &
Professional Services	8,810,760	9,114,656	—	17,925,416
Consumer Durables & Apparel	11,431,950	8,796,523	—	20,228,473
Consumer Services	7,848,140	3,383,362	—	11,231,502
Diversified Financials	22,876,465	2,580,016	—	25,456,481
Food & Staples Retailing	—	8,700,821	—	8,700,821
Food, Beverage & Tobacco	15,783,594	3,404,900	—	19,188,494
Health Care Equipment
& Services	16,521,550	17,310,354	—	33,831,904
Household & Personal Products	—	16,751,605	—	16,751,605
Insurance	4,793,250	12,657,969	—	17,451,219
Materials	13,477,270	18,904,958	—	32,382,228
Media & Entertainment	13,393,900	3,786,527	—	17,180,427
Pharmaceuticals, Biotechnology
& Life Sciences	21,848,550	22,129,896	—	43,978,446
Real Estate	13,027,078	6,187,526	—	19,214,604
Retailing	18,764,960	4,417,583	—	23,182,543
Semiconductors &
Semiconductor Equipment	23,934,320	—	—	23,934,320
Software & Services	49,644,450	13,673,547	—	63,317,997
Technology Hardware
& Equipment	23,646,880	—	—	23,646,880
Telecommunication Services	12,279,946	—	—	12,279,946
Transportation	10,545,624	8,176,337	—	18,721,961
Utilities	8,319,808	6,764,178	—	15,083,986
Total Common Stocks	354,883,199	233,476,259	—	588,359,458
Preferred Stocks
Banks	3,774,375	—	—	3,774,375
Total Preferred Stocks	3,774,375	—	—	3,774,375
Short Term Investments	13,142,422	—	—	13,142,422
Investment Purchased
with Cash Proceeds from
Securities Lending	3,586,050	—	—	3,586,050
Total Investments in Securities	$375,386,046	$233,476,259	$—	$608,862,305

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

Small/Mid Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$20,580,696	$—	$—	$20,580,696
Short-Term Investments	205,870	—	—	205,870
Total Investments in Securities	$20,786,566	$—	$—	$20,786,566

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of fiscal year end June 30, 2019, there were no post-October losses for the Funds.

As of fiscal year end June 30, 2019, there were no capital loss carryovers for the Funds.

As of December 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board of Trustees approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Trillium Asset Management, LLC (the “Adviser”) determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Funds have chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020.

Effective January 21, 2020 the Funds changed their names from the Trillium P21 Global Equity Fund and the Trillium Small/Mid Cap Fund to the Trillium ESG Global Equity Fund and the Trillium ESG Small/Mid Cap Fund, respectively. In addition, pursuant to the supplement dated November 22, 2019, certain material changes were also made to the Funds’ registration statement effective January 21, 2020.

On January 30, 2020, Trillium publicly announced its intention to be acquired by Perpetual Limited, an Australian diversified financial services company formed in 1886. At a meeting held February 25, 2020, the Board approved an Investment Advisory Agreement with Trillium on behalf of the Funds, subject to shareholder approval, to become effective after the completion of the acquisition. Shareholders will receive a proxy statement in the coming months.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under each Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% and 0.75% based upon the average daily net assets of the Global Equity Fund and the SMID Fund, respectively. The investment advisory fees incurred by the Funds for the six months ended December 31, 2019, are disclosed in the Statements of Operations.  The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the six months ended December 31, 2019, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of December 31, 2019, the remaining cumulative amount the Adviser may be reimbursed is $515,154, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2020	$92,740
June 30, 2021	189,411
June 30, 2022	159,097
June 30, 2023	73,906
Total	$515,154

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended December 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2019, are disclosed in the Statements of Operations. As of December 31, 2019, the SMID Fund Retail Class is not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the six months ended December 31, 2019, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2019, the market value of the securities on loan and payable on collateral received is as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$3,547,431	$3,586,050

Offsetting Assets and Liabilities. Global Equity Fund is subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Global Equity Fund to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2019:

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$3,586,050	$ —	$3,586,050	$3,586,050	$ —	$ —

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2019, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$24,197,177	$23,798,669
SMID Fund	2,631,639	2,964,476

There were no purchases, sales or maturities of long-term U.S. Government securities during the six months ended December 31, 2019.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2019 (estimated), and the year ended June 30, 2019, was as follows:

	Ordinary Income
	December 31 , 2019	June 30, 2019
Global Equity Fund	$3,947,967	$3,651,889
SMID Fund	88,129	187,338

	Long-Term Capital Gains
	December 31, 2019	June 30, 2019
Global Equity Fund	$10,867,805	$17,057,564
SMID Fund	724,939	590,158

As of fiscal year end June 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Global Equity Fund
Tax cost of Investments	$378,525,486
Unrealized Appreciation	193,672,376
Unrealized Depreciation	(13,953,125)
Net unrealized appreciation (depreciation)	179,719,251
Undistributed ordinary income	3,125,199
Undistributed long-term capital gain	4,130,628
Distributable earnings	7,255,827
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$186,975,078

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Unaudited), Continued

SMID Fund
Tax cost of Investments	$18,936,383
Unrealized Appreciation	3,021,703
Unrealized Depreciation	(2,017,650)
Net unrealized appreciation (depreciation)	1,004,053
Undistributed ordinary income	50,662
Undistributed long-term capital gain	700,467
Distributable earnings	751,129
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$1,755,182

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended December 31, 2019, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	—
Average balance when in use	—	—
Credit facility outstanding
as of December 31, 2019	—	—
Average interest rate when in use	—	—

Interest expenses for the six months ended December 31, 2019, are disclosed in the Statements of Operations, if applicable.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses

The first line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/19 – 12/31/19[1]
Retail Class Actual	$1,000.00	$1,090.80	$6.62
Hypothetical (5% annual
return before taxes)	1,000.00	1,018.80	6.39

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/19 – 12/31/19[1]
Institutional Class Actual	$1,000.00	$1,092.50	$5.31
Hypothetical (5% annual
return before taxes)	1,000.00	1,020.06	5.13

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/19 – 12/31/19[2]
Institutional Class Actual	$1,000.00	$1,055.30	$5.06
Hypothetical (5% annual
return before taxes)	1,000.00	1,020.21	4.98

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.26% and 1.01%, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the continuance of separate Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (the “Adviser”) for each of the Trillium P21 Global Equity Fund and the Trillium Small/Mid Cap Fund (each a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.

For the Trillium P21 Global Equity Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three-year and five-year periods and underperformed for the ten-year period.  The Board also considered that the Fund outperformed its broad-based securities market benchmark for the one-year, three-year, and five-year periods and underperformed for the ten-year period.  The Board noted that the Adviser represented it does not have other accounts managed similarly to the Trillium P21 Global Equity Fund.

For the Trillium Small/Mid Cap Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods.  The Board also considered that the Fund underperformed its broad-based securities market benchmark for the one-year and three-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s similarly managed composite for the one-year and three-year periods ended March 31, 2019, and the reasons given by the Adviser for such underperformance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Trillium P21 Global Equity Fund, the Trustees took into consideration that the advisory fee was recently reduced from 0.90% to 0.85% of average daily net assets. The Board noted that, even with the reduction, the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average.  The Board

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Trillium Small/Mid Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.98% for the Institutional Class and 1.33% for the Retail Class (“Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Trillium Small/Mid Cap Fund.  The Trustees noted that the Adviser does not replicate the Trillium P21 Global Equity Fund’s investment style in separately managed accounts.  The Trustees noted that the fees charged to the Trillium Small/Mid Cap Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Trillium Small/Mid Cap Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q, as applicable. Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT. The Funds’ Form N-Q or Form N-PORT, as applicable, is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q or Form N-PORT, as applicable, on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please  call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting  Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
P21 Global Equity Fund	Institutional Class	PORIX	742935356
Trillium
Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        Professionally Managed Portfolios

By (Signature and Title)       /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     March 11, 2020

By (Signature and Title)       /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     March 10, 2020

* Print the name and title of each signing officer under his or her signature.